STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                   Century(sm)

                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                 Income & Growth
                                  Equity Growth

                                 [front cover]



                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 3, 1996

                            REVISED JANUARY 1, 1997

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

This is the Statement of Additional Information for the American Century Income & Growth Fund and American Century Equity Growth Fund. This statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated September 3, 1996 revised January 1, 1997. The Funds' annual report for the fiscal year ended December 31, 1995 and semiannual report for the period ended June 30, 1996 are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (interna tional calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques . . . . . . . . . . . . . . . . . .2

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .9

Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . 10

Valuation of Portfolio Securities. . . . . . . . . . . . . . . . . . 11

Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

About American Century Quantitative Equity Funds . . . . . . . . . . 13

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . 13

Investment Advisory Services . . . . . . . . . . . . . . . . . . . . 15

Transfer and Administrative Services . . . . . . . . . . . . . . . . 16

Distribution of Fund Shares. . . . . . . . . . . . . . . . . . . . . 16

Direct Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . 17

Expense Limitation Agreement . . . . . . . . . . . . . . . . . . . . 17

Additional Purchase and Redemption Information . . . . . . . . . . . 17

Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . 18

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

    The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and ot hers are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

     In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    Benham Management Corporation (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by a Fund under repurchase agreement to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Funds' Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the Board of
     Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale pr ice before the broker-dealer deposits additional securities with the Funds' custodian;

(5) Investing no more than 5% of a Fund's total assets in repurchase agreements that mature in more than seven days (together with any other illiquid security the Fund holds); and

(6) Taking delivery of all securities subject to repurchase agreement and holding them in an account at the Funds' custodian bank.

     The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor, Benham Management Corporation. Pooled repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).


     When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settle-

     2                                      American Century Investments


ment date if it is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes t o pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

     As an operating policy, each Fund will not commit more than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of a Fund's total assets to be committed under when-issued or forward commitment agreements, t he Manager need not sell such commitments, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to at least 35%. In addition, as an operating policy, each Fund will not enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

    Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

     CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.


     CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to int erest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.


     WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

    Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares" in the U.S. The Funds may invest in foreign-currency-denominated securiti es that trade in foreign markets if the Manager believes that such investments will be advantageous to the Funds.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the U.S. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. A DRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

    Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those that

     Statement of Additional Information                               3

apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U. S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve incr eased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of as sets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countr ies also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

     To offset the currency risks associated with investing in securities of foreign issuers, a Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions us ually are not charged.

     Currencies may be exchanged on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amou nt of U.S. dollars, the Manager can protect a Fund against losses resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. However, it s hould be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in ti me. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.

    Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously of fering a lesser rate of exchange on the purchase of that currency.

    The Manager uses forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to their foreign holdings and will not do so unless it is deemed appropriate by the advisor.

     Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

DEPOSITARY RECEIPTS

    American Depositary Receipts and European Depositary Receipts ("ADR's and "EDR's) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purc hasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRS are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such inf ormation and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

    Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the

     4                                      American Century Investments

Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted t o sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.


SECURITIES LENDING

    Each Fund may lend portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

    To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Directors:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1). The borrower must deposit additional collateral no later than the business day following the busines s day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part
     o r all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 331&3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Directors that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor t he creditworthiness of all borrowers with which portfolio lending arrangements are proposed or made.

    If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to parties that meet the guidelines prescribed by the Board of Directors.

PUT OPTIONS ON INDIVIDUAL SECURITIES

    Each Fund may buy puts with respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may purchase a put option on the stock. If the stock price subsequently decl ines, an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

FUTURES AND OPTIONS TRANSACTIONS

     Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodit y Futures Trading Commission (CFTC), a U.S. government agency.

     Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securi-

     Statement of Additional Information                               5

ties, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

     To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay an additional "variation" margin. Conve rsely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Funds' investment restrictions.

     Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the sec urities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities.

     Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds pay brokerage commissions in connection with opening and closing out fut ures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Optio ns have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium pai d, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price in creases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund

     6                                      American Century Investments

has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable s trategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater , a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to redu ce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other p arty to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are trade d. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it t o expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     CORRELATION OF PRICE CHANGES. Price changes of a Fund's futures and options positions may not be well correlated with price changes of its other investments. This may be because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while completing sales of specific securities in its investment portfolio, the prices of the securities could move in a different direction than the broad market index represented by the index futures contract. In th e case of an S&P 500 futures contract purchased by a Fund, either in anticipation of stock purchases or in an effort to be fully invested, failure of the contract to track the Index accurately could hinder the Fund from achieving its investment objective.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instru-

     Statement of Additional Information                               7

ment, and the time remaining until expiration of the contract; these factors may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options a nd futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for diff erences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in loss es that are not offset by gains in other investments.

     LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instru ment's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossi ble, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in value. Under these circumstances, the Fund's access to assets held to cover its futures and options positions also could be impaired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTION. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of t he regulations under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and options premiums.

     Each Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriat e liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

     FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. Each Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Fund may also purchase and write currency options in conjunction with each othe r or with currency futures or forward contracts.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlyin g instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obt ains the right to sell the underlying currency.

     The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and option values can be expected to correlate

     8                                      American Century Investments

with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a det erioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's foreign invest ments over time.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholders of the Funds as determined in accordance with the Investment Company Act of 1940.

    EACH FUND MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer.

(2) Purchase the securities of any one issuer if immediately after such purchase the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 331&3% of the market value of the Fund's total assets so that immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 33-1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. T he Fund may also borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(4)  Act as an underwriter of securities issued by others.

(5) Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, or interests in oil, gas or mineral exploration or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein; or (iii) purchase of marketable securities issued by companies or other entities or investment vehicles that en gage in businesses relating to the development, exploration, mining, processing or distributing of oil, gas, or minerals.

(6)  Engage  in  any  short-selling   operations   (except  by  selling  futures
     contracts).

(7) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Directors or in connection with purchase of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds o r portfolios for which the Manager is the investment advisor, as permitted under investment restriction (3) above.

(8) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warran ts acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(9) Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts.

(10) Invest in securities that are not readily marketable or the disposition of which is restricted

     Statement of Additional Information                               9


     under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

(11) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (3) above and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

(12) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's tot al assets would be invested in such securities in the aggregate or more than 5% in any one such security.

(13) Purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and Directors of the Fund and of its investment advisor who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 0.5% of such securities.

(14) Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 0.5% of the total assets of the Fund would then be invested in such securities.

(15) Invest in the securities of any one issuer if, immediately after such purchase, more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

    Unless  otherwise   indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining wheth er it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and executio n.

     The Funds' annual portfolio turnover rates are not expected to exceed 150%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

     The following table illustrates the Funds' portfolio turnover rates for the fiscal years ended December 31, 1995 and 1994.


Portfolio Turnover Rates

                                       Fiscal        Fiscal
Fund                                   1995           1994
------------------------------------------------------------------------

Income & Growth Fund                   69.88%        67.96%

Equity Growth Fund                    125.86%        94.09%


     Brokerage commissions paid by each Fund during the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the following table.


Brokerage Commissions

                         Fiscal       Fiscal        Fiscal
Fund                      1995         1994          1993
------------------------------------------------------------------------

Income & Growth Fund    $367,093      $236,642     $214,496

Equity Growth Fund       320,306       178,344      134,712



     10                                     American Century Investments


VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christ-mas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of the Funds in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary ex changes on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Excha nge and the Funds' offices are not open and the Funds' net asset values are not calculated. The Funds' net asset values may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occuring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6) - 1]
                ------
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total retur ns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual total returns for the one-year, five-year and life-of-fund periods ended June 30, 1996, are indicated in the following table.

Average Annual Total Returns

Fund                     One Year     Five Year   Life of Fund*
------------------------------------------------------------------------

Income & Growth Fund      26.36%        16.51%       18.26%

Equity Growth Fund        24.23%        16.00%       14.70%

*Income & Growth Fund commenced operations on December 17, 1990. Equity Growth Fund commenced operations on May 9, 1991.

     Statement of Additional Information                              11


     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their con tributions to total return.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charg e. Economic data that may be used for such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (sour ce: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipa l securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Reso urces, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, STOCKS, BONDS, BILLS, AND INFLATION; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

     Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset va lue or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

     The Funds' shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). By so qualifying, a Fund will not be subject to federal and state income taxes to the extent that it distributes substantially all of its ne t investment income and net realized capital gains distributed to shareholders.

     Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund 's net asset value per share on the reinvestment date.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as

     12                                     American Century Investments


ordinary income. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

     Upon redeeming, selling, or exchanging shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shar es would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 da ys before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the U.S. may be subject to a nonresident alien withholdin g tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether either Fund is a suitable investment based on his or her tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

     American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation was formerly known as Benham Equity Funds. The Corporation is authorized to issue ten series and to issue two billion (2,000,000,000) shares of each suc h series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation, American Century Income & Growth Fund (formerly known as Benham Income & Growth Fund) and American Century Equity Growth Fund (formerly known as Benham Equity Growth
Fund) are described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, i ncome, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

     Shares of each series have equal voting rights, provided that each series votes separately on matters that pertain to it exclusively. The Corporation instituted dollar-based voting, meaning the number of votes you are entitled to is based upon the dollar value of their investment. Under Califor nia Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

     CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reportin g failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Funds.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and provides services including (a) audit of annual financial statements and (b) preparation of annual federal income tax returns filed on behalf of the F und.

DIRECTORS AND OFFICERS

     Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked

     Statement of Additional Information                              13


by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Fund; the Funds' investment advisor, Benham Management Corporation; the Funds' agent for transfer and adminis trative services, American Century Services Corporation (ACS); the Funds' distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also se rves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

     *JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Comp uter and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University Schoool of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Fra ncisco law firm,
1984).

     MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Fund s (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (June 1994).

     ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associ ates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES STOWERS III, Director (1995). Mr. Stowers III is the President, Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).


OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM  M.  LYONS,  Executive  Vice  President  (1996);   Executive  Vice
President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *MERLE MAY, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     14                                     American Century Investments


     The following table summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1995, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

     As of July 31, 1996, the officers and Directors, as a group, owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY SERVICES

     Each Fund has an investment advisory agreement with the Manager dated June 1, 1995, that was approved by shareholders on May 31, 1995.

     The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Funds since each Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

     Each Fund's agreement with the Manager continues for an initial period of two years and thereafter from year-to-year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote of a majori ty of the Fund's Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Each Fund's agreement is terminable on sixty days' written notice, either by the Fund or by the Manager, to the other party and terminates automatically in the event of its assignment.

     Pursuant to the investment advisory agreements, the Manager provides each Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The Manager determines what securities will be purchased and sold by the Funds and assist the Funds' officers in carrying out decisions made by the Board of Directors.

     For these services, each Fund pays the Manager a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from offering a


DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995


                           Aggregate     Pension or Retirement     Estimated         Total Compensation
Name of                  Compensation     Benefits Accrued As   Annual Benefits     From Funds and Fund
Director*               From Each Fund   Part of Fund Expense   Upon Retirement  Complex** Paid to Directors
------------------------------------------------------------------------------------------------------------------------

Albert A. Eisenstat   $0 Income & Growth    Not Applicable      Not Applicable              $0
                       0 Equity Growth

Ronald J. Gilson    $861 Income & Growth    Not Applicable      Not Applicable          $48,833
                     781 Equity Growth

Myron S. Scholes   $1578 Income & Growth    Not Applicable      Not Applicable          $65,625
                    1376 Equity Growth

Kenneth E. Scott   $1578 Income & Growth    Not Applicable      Not Applicable          $65,125
                    1375 Equity Growth

Ezra Solomon       $1597 Income & Growth    Not Applicable      Not Applicable          $58,792
                    1382 Equity Growth

Isaac Stein        $1587 Income & Growth    Not Applicable      Not Applicable          $63,625
                    1376 Equity Growth

Jeanne D. Wohlers  $1601 Income & Growth    Not Applicable       Not Applicable         $67,375
                    1384 Equity Growth
----------------------------------------------------------------------------------------------------------------------

*  Interested Directors receive no compensation for their services as such.
**  American Century family of funds includes nearly 70 no-load mutual funds.


     Statement of Additional Information                              15

percentage of the Corporation's average daily net assets to the following investment advisory fee rate schedule:


    .50% of the first $100 million
    .45% of the next $100 million
    .40% of the next $100 million
    .35% of the next $100 million
    .30% of the next $100 million
    .25% of the next $1 billion
    .24% of the next $1 billion
    .23% of the next $1 billion
    .22% of the next $1 billion
    .21% of the next $1 billion
    .20% of the next $1 billion; and
    .19% of average daily net assets over $6.5 billion.

     Investment advisory fees paid by each Fund to the Manager for the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the following table. Fee amounts are net of reimbursements as described under the section titled "EXPENSE LIMITATION AGREEMENT."


                     Investment Advisory Fees*

                          Fiscal       Fiscal       Fiscal
Fund                       1995         1994         1993
------------------------------------------------------------------------

Income & Growth Fund     $857,968     $778,787     $538,545

Equity Growth Fund        412,627      303,587      222,347
------------------------------------------------------------------------
*Net reimbursements.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111 (ACS) acts as transfer, administrative services and dividend paying agent for the Funds. ACS provides facilities, equipment and personnel to the Funds and is paid for such services by the Funds. For administra tive services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:


Group Assets                   Administrative Fee Rate
------------------------------------------------------------------------

up to $4.5 billion                      .11%

up to $6 billion                        .10

up to $9 billion                        .09

over $9 billion                         .08
------------------------------------------------------------------------

     For transfer agent services, each Fund pays ACS a monthly fee of $1.3958 (Income & Growth Fund) or $1.1875 (Equity Growth Fund) for each shareholder account maintained and $1.35 (both Funds) for each shareholder transaction executed during that month.

     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the following tables. Fee amounts are net of expense limitations as described under the section titled "EXPENSE LIMITATION AGREEMENT".



                      Administrative Fees

                          Fiscal       Fiscal       Fiscal
Fund                       1995         1994         1993
------------------------------------------------------------------------

Income & Growth Fund     $264,645     $229,311     $174,067

Equity Growth Fund       126,295       86,954       76,262
------------------------------------------------------------------------


                      Transfer Agent Fees

                         Fiscal        Fiscal       Fiscal
Fund                     1995           1994         1993
------------------------------------------------------------------------

Income & Growth Fund    $472,699      $476,007     $408,480

Equity Growth Fund       240,686       207,987      167,147
------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares offered by this Prospectus. The Funds do not pay any co mmissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

     16                                     American Century Investments


DIRECT FUND EXPENSES

     Each Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Corporation; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity a nd liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

     As part of the investment advisory agreement between the Corporation and the Manager, the Directors set an expense limitation, pursuant to which the Manager limited each Fund's expenses to 0.75% of the Fund's average daily net assets until May 31, 1997. The agreement provided that the Manager c ould recoup amounts absorbed on behalf of each Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expense ratio (net reimbursements) was lower than the expense guarantee rate in effect at the time, but not during any period, during which the Manager has agreed, pursuant to the expense limitation, to limit each Fund's expenses to an amount less than the expense guarantee rate.

     Net amounts absorbed or recouped for the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the table below.


Net Amounts Absorbed (Recouped)

                          Fiscal       Fiscal       Fiscal
Fund                       1995         1994         1993
------------------------------------------------------------------------

Income & Growth Fund        0         ($38,345)    $114,063

Equity Growth Fund       ($2,726)      $2,871      $66,494
------------------------------------------------------------------------

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.



Fund                                 Income & Growth Fund
------------------------------------------------------------------------

Shareholder Name and                 Charles Schwab & Co.
Address                              101 Montgomery Street
                                     San Francisco, CA 94104-4122
------------------------------------------------------------------------

# of Shares Held                     4,627,365.087
------------------------------------------------------------------------

% of Total Shares
Outstanding                          16.7%
------------------------------------------------------------------------


Fund                                 Equity Growth Fund
------------------------------------------------------------------------

Shareholder Name and                 Charles Schwab & Co.
Address                              101 Montgomery Street
                                     San Francisco, CA 94104
------------------------------------------------------------------------

# of Shares Held                     1,390,293.034
------------------------------------------------------------------------

% of Total Shares
Outstanding                          11.1%
------------------------------------------------------------------------


     As of July 31, 1996, to the Funds' knowledge, no other shareholder was the record holder or beneficial owner of 0.5% or more of the Fund's total shares outstanding.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's o r a series' best interest.

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks o r stop-payment requests. See the Investor Services Guide for more information.

     Share purchases and redemptions are governed by California law.

     Statement of Additional Information                              17

OTHER INFORMATION

     The Fund's investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Corporation has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares of fered. Such registrations do not imply approval or supervision of the Corporation or the advisor by the Securities and Exchange Commission.

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of cont racts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


     18                                    American Century Investments

                                      NOTES

     Statement of Additional Information                      Notes   19

                                      NOTES

     20   Notes                             American Century Investments

                                      NOTES

     Statement of Additional Information                      Notes   21


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

PERSON-TO-PERSON ASSISTANCE:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-753-1865

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


9701           [recycled logo]
SH-BKT-6746       Recycled


                             [american century logo]
                                    American
                                   Century(sm)








                       STATEMENT OF ADDITIONAL INFORMATION

                                 [company logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             Revised January 1, 1997



                                    AMERICAN
                                     CENTURY
                                      GROUP


                                   GLOBAL GOLD

                                 [front cover]


                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997


                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


This is the Statement of Additional Information for the American Century Global Gold Fund. This statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated September 3, 1996, revised January 1, 1997. The Fund's annual report for the fiscal year ended December 31, 1995 and semiannual report for the period ended June 30, 1996, are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques....................................2
Special Considerations as a Result of
   the Fund`s Investment Policies.....................................7
Investment Restrictions...............................................8
Portfolio Transactions...............................................10
Valuation of Portfolio Securities....................................10
Performance..........................................................10
Taxes................................................................12
About American Century Quantitative Equity Funds.....................13
Directors and Officers...............................................13
Investment Advisory Services.........................................15
Transfer and Administrative Services.................................16
Distribution of Fund Shares..........................................16
Direct Fund Expenses.................................................16
Expense Limitation Agreement.........................................16
Additional Purchase and Redemption Information.......................17
Other Information....................................................17

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are backed by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may, nevertheless, sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

As an operating policy, the Fund will not commit more than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of the Fund's total assets to be committed under when-issued or forward commitment agreements, Benham Management Corporation (the "Manager") need not sell such commitments, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, the Fund will not enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

The Fund may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities the Fund may buy.

CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These

2                                                   American Century Investments


securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security.

The manager attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Fund's Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the Board of
     Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian;

(5) Investing no more than 15% of the Fund's total assets in repurchase agreements that mature in more than seven days; and

(6) Taking delivery of securities subject to repurchase agreement and holding them in a segregated account at the Fund's custodian bank.

The Fund has received  permission  from the Securities  and Exchange  Commission
(SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager, the Fund's investment advisor. Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

FOREIGN SECURITIES

Although the Fund may buy securities of foreign issuers in foreign markets, most of its foreign securities investments are made by purchasing American Depositary Receipts ("ADR"s), "ordinary shares," or "New York shares" in the U.S.

ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the U.S. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

Many  foreign  countries  lack  uniform  accounting  and  disclosure   standards
comparable to those that apply to U.S.  companies,  and it may be more difficult

Statement of Additional Information                                            3



to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

The Fund may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

The Manager uses forward contracts for currency hedging purposes only and not for speculative purposes. The Fund is not required to enter into forward contracts with regard to its foreign holdings and will not do so unless doing so is deemed appropriate by the Manager.

The Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

INTEREST RATE SWAPS

Swap transactions contemplated by the Manager typically would involve entering into a contract with a broker-dealer to receive the total returns of a specific Index security or basket of Index securities (minus a fee) in exchange for periodic payments based on a money market interest rate index such as the London Interbank Offered Rate (LIBOR).

The net amount of the excess, if any, of one party's obligations over its entitlements with respect to the interest rate swap agreement would be accrued on a daily basis, and an equal amount of cash, cash equivalents, or high-grade liquid debt securities would be maintained in a segregated account by the Fund's custodian.

The Fund would not enter into an interest rate swap transaction unless: (1) the unsecured senior debt or claims-paying ability of the other party was rated in the top two rating categories by at least two rating agencies at the time the transaction was

4                                                   American Century Investments


entered into, (2) unless it was so rated by one such rating agency if unrated by the other two, or (3) if unrated by all three, it was considered by the advisor to be of comparable quality.

If the other party to a swap transaction defaulted, the Fund would have certain contractual remedies under the agreement but would nonetheless bear a risk of loss of unrealized income (not principal) in the event of default or bankruptcy of the broker-dealer.

Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including government regulation, could adversely affect the Fund's ability to terminate existing agreements or to realize amounts to be received under such agreements. The Manager believes that the swap market is relatively liquid. However, as long as the SEC staff considers swap agreements to be illiquid, the Fund intends to treat them as such for purposes of its investment restrictions.

In the event that the unsecured senior debt or claims-paying ability of the other party to an interest rate swap transaction ceased to be rated or was downgraded by a rating agency, the Manager would, although it would not be required to, sell or exchange such instrument within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions, interest rates, and other hedging strategies available to the Fund.

GOLD FUTURES CONTRACTS

The Fund may enter into contracts for the future delivery of gold. A gold futures contract is an agreement between two parties to buy and sell gold bullion on a future date at a specified price. The purchaser of a gold futures contract is bound by the terms of the contract to pay a fixed price for gold to be delivered on a fixed date in the future. The seller of a gold futures contract is obligated to deliver gold on a fixed date in the future in exchange for a fixed price. Contracts of this type involve daily settlement, in cash, of the gain or loss on the underlying gold. Although futures contracts, by their terms, require actual delivery and acceptance of the underlying metal, in most cases the contracts are closed out before the settlement date.

Gold futures contracts are standardized obligations traded on major commodities exchanges. In the United States, gold futures contracts trade on the Commodity Exchange, Inc. in New York, the Chicago Board of Trade, and the Mid-America Commodity Exchange in Chicago. Gold futures contracts traded on U.S. commodity exchanges are subject to regulation by the applicable exchange and by the CFTC. The CFTC's mandate is to prevent price manipulation and excessive speculation and to promote orderly and effective commodity futures markets. CFTC regulations may include trading, price, and position limits as well as margin requirements.

When the Fund purchases or sells a futures contract, it deposits an initial margin with its custodian equal to a percentage of the contract's value. If the value of either party's position changes, that party is required to make maintenance margin payments to settle the change in value on a daily basis. The Fund makes a payment if its futures position becomes less valuable, and it receives a payment if its futures position becomes more valuable.

Positions in gold futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although the Fund intends to purchase contracts only on national exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

Because it is possible to enter into a gold futures contract by making an initial payment of as little as 5% of the value of the underlying gold, these contracts can involve a high degree of risk. A small decline in the price of the underlying gold could result in the loss of most or all of the cash invested.

Pursuant to a 1988 undertaking with the State of California, the Fund's combined margin deposits on gold futures contracts may not exceed 5% of the Fund's net assets. The extent to which the Fund enters into gold futures contracts (and forward foreign currency transactions) may also be limited by the fact that the Fund intends to meet Internal Revenue Service requirements for qualification as a regulated

Statement of Additional Information                                            5


investment company, including requirements regarding diversification of assets and qualifying income. To assure that the Fund's investments in gold futures contracts do not involve leveraging, cash or cash equivalents equal to the underlying commodity value (at the time a contract is executed) of any gold futures contract purchased by the Fund (less related margin deposits) will be deposited in a segregated account with the Fund's custodian.

SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Directors:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1). The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S. government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 331/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Directors that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with whom portfolio lending arrangements are proposed or made.

RESTRICTED SECURITIES

Restricted securities held by the Fund generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be required to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

GOLD INVESTMENTS

GOLD BULLION. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, the Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The Fund's ability to invest in gold bullion is restricted by

6                                                   American Century Investments


the diversification requirements which the Fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the diversification requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the ability of the Fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the Fund's shares are qualified for sale. The Fund has not previously invested in gold bullion because of these regulations. However, at the date of this Statement of Additional Information there do not appear to be any regulations currently in effect in the states in which the Fund is qualified for sale prohibiting such purchases. Accordingly, if otherwise consistent with the Fund's objectives, it may purchase gold bullion.

Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in New York, London, and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers, unless, in the investment's manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

SPECIAL CONSIDERATIONS AS A RESULT OF THE FUND'S
INVESTMENT POLICIES

As is the case with respect to virtually all investments, there are risks inherent in the Fund's policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described above, such investments may involve the following special considerations:

FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has recently been subject to substantial upward and downward movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the Fund's investments in such securities also may be affected.

POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. At the current time there are only four major sources of supply of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of its retention policies, and controls the time and place of any sale of South African bullion. The South African Ministry of Mines

Statement of Additional Information                                            7


determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the U.S., and of foreign countries, may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment programs. For example, in September 1985, the government of South Africa reimposed a two-tier currency system. While this system may be removed within the next couple of years, it continues to differentiate between currency which may be used in transactions involving transfers of South African investments by foreign investors (the "financial rand") and currency used for importing goods and remitting profits and dividends from an operating enterprise ( the "commercial rand"). Since the reimposition of the two-tier currency system, the volatility of the financial rand has contributed to fluctuations in the net asset value of the Fund. These effects may increase if the permissible uses of the financial rand are expanded.

UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the United States in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the U.S. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. Recently, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales have had a negative effect on gold prices.

EXPERTISE OF THE INVESTMENT MANAGER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws.
Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of the Fund as determined in accordance with the 1940.

THE FUND MAY NOT:

(1) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(2) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

(3) Lend any security or make any other loan if, as a result, more than 331/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with

8                                                   American Century Investments


     respect to portfolio securities.

(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(5) Deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium.

(6) Act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

The Fund is also subject to the following restrictions that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval.

THE FUND MAY NOT:

(a) Purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% of its outstanding voting securities of such issuer.

(b) Purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities.

(d) Purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.

(e) Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(f) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(g) Invest in oil, gas or other mineral exploration or development programs or leases.

(h) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

(i) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(j) Lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Fund's net assets) to a registered investment company or portfolio for which its investment adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participation, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(k) Purchase the securities of any issuer if, to the knowledge of the Fund's management, those officers and Directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of

Statement of Additional Information                                            9


     such issuer, together own more than 5% of such issuer's securities.

(l)  Purchase or sell options of any kind.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objective, policies and restrictions, and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

The Fund's annual portfolio turnover rate is not expected to exceed 100%. The table below illustrates the Fund's portfolio turnover rates for the fiscal years ended December 31, 1995 and 1994.

Fiscal Period                   Portfolio Turnover Rates
-------------------------------------------------------------
1995                                     28.40%
1994                                     41.67%
-------------------------------------------------------------

Brokerage commissions paid by the Fund during the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the following table.

Fiscal Period                     Brokerage Commissions
-------------------------------------------------------------
1995                                   $1,122,431
1994                                   $1,533,658
1993                                   $1,465,792
-------------------------------------------------------------

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange"), usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

The Manager typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Stocks traded on exchanges or over-the-counter are valued according to last sale prices, if such prices are available, or at the current bid price. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the Exchange. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

The Fund's total returns may be quoted in advertising and sales literature. These figures, as well as the Fund's share price will vary. Past performance should not be considered as indicative of future results.

Total returns reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded

10                                                  American Century Investments


percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

The Fund's average annual total returns for the one-year, five-year, and life-of-fund periods ended June 30, 1996, are indicated in the table below.

Fiscal Period                 Average Annual Total Returns
--------------------------------------------------------------
One Year                                  3.93%
Five Year                                 7.98%
Life of Fund*                             3.66%
--------------------------------------------------------------

* The Fund commenced operations on August 17, 1988.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons include, but are not limited to: U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total return on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

The Fund's sales literature may illustrate the market for gold within the context of historical and current economic conditions. Specific illustrations may include the relationship of the price of gold (per London pm fixing) to 30-year U.S. Treasury bond yields, 30-year U.S. Treasury bond prices, inflation as measured by the Consumer Price Index, or equity securities as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the Dow Jones Industrial Average.

Occasionally, statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P

Statement of Additional Information                                           11


500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than that of the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

The Fund's shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

The Fund intends to qualify annually as a "regulated investment company" under the Code. By so qualifying, the Fund will not be subject to federal or state income taxes on its net investment income and net realized capital gains distributed to shareholders.

Distributions from the Fund are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The Board of Directors does not expect to declare dividends on a regular basis. However, to the extent that dividends are declared and to the extent that they consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term, depending on the length of time shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

Earnings derived by the Fund from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a Fund, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her taxable income from foreign sources. Gains realized by the Fund from the sale of securities will be treated as derived from U.S. sources, and certain currency gains, including gains from foreign-currency-denominated debt securities, receivables, and payables, will be treated as income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, which may include certain dividends received from the Fund and certain other types of income. Accordingly, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.

Gains attributable to the disposition of the Fund`s direct investments in gold bullion or coins do not qualify as income for purposes of satisfying diversification tests under the Code. If the Fund realizes greater than 10% of its income from such non-qualifying sources, the Fund would incur federal income and state taxes on the net investment income and capital gains it distributes to shareholders.

The information above is only a summary of some

12                                                  American Century Investments


of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the U.S. may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Fund's distributions also may be subject to state, local, or foreign taxes. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

American Century Quantitative Equity Funds (the "Corporation") is a registered open-end management investment company that was organized as a California corporation on December 31, 1987. The Corporation was formerly known as the Benham Equity Funds. The Corporation is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each such series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation, American Century Global Gold Fund (formerly known as Benham Global Gold Fund and Benham Gold Equities Index Fund) is decribed in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

Shares of each series have equal voting rights, provided that each series votes separately on matters that pertain to it exclusively. The Corporation instituted dollar based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Directors is determined by the votes received from all of the Corporation's shareholders without regard to whether a majority of shareholders voted in favor of a particular nominee or all nominees of a group. Under California Corporation's Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are up for election, a shareholder may cast six votes for a single candidate, three votes for each of two candidates, etc.

CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri, 64106 serve as custodians of the Fund's assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reporting failed trades,
(c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Fund's independent auditors and provides services including (a) audit of annual financial statements and (b) preparation of annual federal income tax returns filed on behalf of the Fund.

DIRECTORS AND OFFICERS

Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Fund; the Fund's investment advisor, Benham Management Corporation; the Fund's agent for transfer and administrative services, American Century Services Corporation (ACS); the Fund's distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

Statement of Additional Information                                           13

DIRECTORS

*JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University Schoool of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm,
1984).

MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (June 1994).

ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES STOWERS III, Director (1995). Mr. Stowers III is the President, Chief Executive Officer and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

*JAMES M. BENHAM, President, and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

*DOUGLAS A. PAUL,  Secretary (1988),  Vice President (1990), and General Counsel
(1990); Secretary and Vice President of the funds advised by the Manager.

*ROBERT J. LEACH, Controller (1996).

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

As of July 31, 1996, the Corporation's Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

The following table summarizes the compensation that the Directors of the Fund received for the Fund's fiscal year ended December 31, 1995, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

14                                                  American Century Investments

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                           Aggregate      Pension or Retirement        Estimated            Total Compensation
     Name of             Compensation    Benefits Accrued As Part   Annual Benefits         From Fund and Fund
     Director*          From The Fund        of Fund Expenses       Upon Retirement     Complex** Paid to Directors
---------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat             $0            Not Applicable        Not Applicable                     $0
Ronald J. Gilson            $1,054            Not Applicable        Not Applicable                $48,833
Myron S. Scholes            $2,008            Not Applicable        Not Applicable                $65,625
Kenneth E. Scott            $1,798            Not Applicable        Not Applicable                $65,125
Ezra Solomon                $2,152            Not Applicable        Not Applicable                $58,792
Isaac Stein                 $1,818            Not Applicable        Not Applicable                $63,625
Jeanne D. Wohlers           $2,119            Not Applicable        Not Applicable                $67,375
---------------------------------------------------------------------------------------------------------------------------

*    Interested Directors receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with the Manager, dated June 1, 1995, that was approved by the Fund`s shareholders on May 31, 1995.

The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century family of funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two-year period, it is approved at least annually by vote of either a majority of the Fund's outstanding shares, or by vote of a majority of the Fund's Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party and terminates automatically in the event of its assignment.

The investment advisory agreement stipulates that the Manager will provide the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. The agreement also provides that the Manager will determine what securities will be purchased and sold by the Fund and assist the Fund's officers in carrying out decisions made by the Board of Directors.

Under the investment advisory agreement, the Fund pays the Manager a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Corporation's average daily net assets to the following investment advisory fee rate schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.

Investment advisory fees paid by the Fund to the Manager for the fiscal years ended December 31,

Statement of Additional Information                                           15


1995,  1994,  and 1993 are indicated in the following  table.
Fee amounts are net of expense limitations and recoupments as described under the section titled "Expense Limitation Agreement."

Fiscal Period                       Investment Advisory Fees*
----------------------------------------------------------------
1995                                $1,776,728
1994                                $1,884,679
1993                                $1,325,964
----------------------------------------------------------------
* Net of reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, the Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                 Administrative Fee Rate
-------------------------------------------------------
up to $4.5 billion                    .11%
up to $6 billion                       .10
up to $9 billion                       .09
over $9 billion                        .08
-------------------------------------------------------

For transfer agent services, the Fund pays ACS monthly fees of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by the Fund for the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the following table. Fee amounts are net of expense limitations as described under the section titled "Expense Limitation Agreement."

Fiscal Period                       Administrative Fees
----------------------------------------------------------------
1995                                $549,463
1994                                $583,896
1993                                $356,629
----------------------------------------------------------------

Fiscal Period                       Transfer Agent Fees
----------------------------------------------------------------
1995                                $702,149
1994                                $645,099
1993                                $428,747
----------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Corporation; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

The Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expense limit in effect at that time. The Manager has agreed to limit the Fund's expenses to .75% of the Fund's average daily net assets during the year ending May 31, 1997. The expense limit is subject to annual renewal.

Net amounts absorbed or recouped for the fiscal years ended December 31, 1995, 1994, and 1993, are indicated in the table on the next page.

16                                                  American Century Investments


Fiscal Year          Net Reimbursements(Recoupments)
------------------------------------------------------
1995                                  $0
1994                                  $0
1993                             $47,247
------------------------------------------------------


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's or a series' best interest.

Fund                           Global Gold
------------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94104-4127
------------------------------------------------------------
# of Shares Held               6,151,884.461
------------------------------------------------------------
% of Total Shares
Outstanding                    15.8%
------------------------------------------------------------

As of July 31, 1996, to the Corporation`s knowledge, no other shareholder was the record holder or beneficial owner of 5% or more of the Fund`s total shares outstanding.

ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Corporation has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Corporation or the advisor by the SEC.

For further information, refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Statement of Additional Information                                           17


                                      NOTES

18   Notes                                          American Century Investments

                                      NOTES

Statement of Additional Information                                   Notes   19


                                      NOTES

20   Notes                                          American Century Investments

                                      NOTES

Statement of Additional Information                                   Notes   21



P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

9701           [recycled logo]
SH-BKT-6747       Recycled


                            [American Century logo]
                                    American
                                  Century(sm)









                       STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                            GLOBAL NATURAL RESOURCES

                                  [front cover]



                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

This is the Statement of Additional Information for the American Century Global Natural Resources Fund. This statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated September 3, 1996, revised January 1, 1997. The Fund's annual report for the fiscal year ended December 31, 1995, and semiannual report for the period ended June 30, 1996, are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques........................................2
Investment Restrictions..................................................10
Portfolio Transactions...................................................11
Valuation of Portfolio Securities........................................11
Performance..............................................................12
Taxes....................................................................13
About American Century Quantitative Equity Funds.........................16
Directors and Officers...................................................16
Investment Advisory Services.............................................18
Transfer and Administrative Services.....................................18
Distribution of Fund Shares..............................................19
Direct Fund Expenses.....................................................19
Expense Limitation Agreement.............................................19
Additional Purchase and Redemption Information...........................19
Other Information........................................................19




Statement of Additional Information                                            1

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

The Fund may purchase and sell indexed securities and may engage in futures and options transactions for investment as well as hedging purposes to the extent permitted by applicable law. Indexed securities, as described below, are a type of investment security and, accordingly, may fluctuate in value.

U.S. GOVERNMENT SECURITIES

U.S. government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

The advisor attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) that are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Fund's Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the Board of
     Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian;

(5) Investing no more than 15% of the Fund's net assets in repurchase agreements that mature in more than seven days; and

(6) Taking delivery of all securities subject to a repurchase agreement and holding them in an account at the Fund's custodian bank.

The Fund has received  permission  from the Securities  and Exchange  Commission
(SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor Benham Management Corporation (the "Manager"). Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and

2                                                   American Century Investments


maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

On the settlement date, the market value of the security may be more or less than its purchase or sale price under the agreement. If the other party to a when-issued or forward commitment agreement fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or suffer a loss. The Fund does not earn interest on purchased securities until the settlement date.

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

As an operating policy, the Fund will not commit more than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of a Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%.
However, the Manager need not sell such commitments. In addition, as an operating policy, the Fund will not enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

The Fund may buy securities that are convertible into common stock. Listed below is a brief descriptions of the various types of convertible securities the Fund may buy.

CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but provide holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

The Fund's investments in securities of foreign issuers may subject the Fund to additional investment risks.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

Many  foreign  countries  lack  uniform  accounting  and  disclosure   standards
comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign

Statement of Additional Information                                            3


issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

To offset the currency risks associated with investing in securities of foreign issuers, the Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the advisor can protect the Fund against losses resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date on which payment is made or received. However, it should be noted that using forward contracts to protect the Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate, while simultaneously offering a lesser rate of exchange on the purchase of that currency.

The Fund uses forward contracts for currency hedging purposes only and not for speculative purposes. The Fund is not required to enter into forward contracts with regard to its foreign holdings and will not do so unless it is deemed appropriate by the advisor.

The Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

RESTRICTED SECURITIES

Restricted securities held by the Fund generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned or if the value of the

4                                                   American Century Investments


loaned securities increased in the meantime, the Fund could suffer a loss.

To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Directors:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1). The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 331/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Directors that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with whom portfolio lending arrangements are proposed or made.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

The Manager may engage in foreign currency exchange transactions on behalf of the Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying securities transaction, the Manager can protect the Fund against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency between the date the security is purchased or sold and the date payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Manager anticipates. The Fund may also incur significant costs when converting assets from one currency to another.

Statement of Additional Information                                            5


The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of the Fund as a regulated investment company.

NON-SECTOR EQUITY SECURITIES

The Fund may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index. These may include small companies that do not meet the capitalization requirement for inclusion in the Energy and Basic Materials sectors ("Sectors") but that the Manager believes represent significant investment opportunities for the Fund.

Within this category, the Manager attempts to select securities of issuers whose revenues and earnings are expected to be influenced by changes in the prices of natural resources and that are expected to perform in a manner that causes the Fund s performance to closely track the performance of the Sectors.

DEPOSITARY RECEIPTS

American Depositary Receipts ("ADR"s) and European Depositary Receipts and ("EDR"s) are receipts representing ownership of a foreign-based issuer's shares held in trust by a bank or similar financial institution. These are designed for the U.S. and European securities markets as alternatives to the purchase of underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

FUTURES AND OPTIONS TRANSACTIONS

Futures Transactions. The Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Futures contracts provide for the sale by one party and purchase by another party of a security at a specified future time and price. Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. The Fund can close out a futures position by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

Some futures contract strategies carry a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to the Fund.

Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

6                                                   American Century Investments


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer will generally expect to profit, although the gain will be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer will expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with one another or in combination with futures or forward contracts in order to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-

Statement of Additional Information                                            7


counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics than the securities in which they typically invest (for example, hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this strategy involves a risk that the futures position will not track the performance of the Fund's other investments.

Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, all of which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES AND OPTIONS CONTRACTS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures' and options' values can be expected to correlate with exchange rates, but may not reflect other factors (such as exchange rates) that affect the value of the Fund's investments. A currency hedge, for example, should protect a German mark-denominated security from a decline in the German mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. It may not always be possible to match currency futures to the Fund's foreign securities holdings.

RISKS AND LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent the Manager's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.

8                                                  American Century Investmensts


There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have a relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in the value of the position. Under these circumstances, the Fund's access to assets held to cover future positions could also be impaired.

Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by lesser trading volume and the imposition of different exercise and settlement terms, trading procedures, and margin requirements.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

The Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options. Financial futures or options purchased or sold by the Fund will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that the Fund may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, the Fund has undertaken to limit aggregate premiums paid on all options purchased by the Fund to no more than 5% of the Fund's total net asset value.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in these instruments.

INDEXED SECURITIES

The Fund may invest in indexed securities whose value is linked to commodities, including, but not limited to, notes indexed to the Goldman Sachs Commodity Index (GSCI). The GSCI is composed of energy, agricultural, livestock, and metals commodities. The Fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

A commodity-linked note enables the investor to purchase a note whose coupons or redemption value is linked to the performance of a particular commodity price. The Fund may purchase and sell indexed securities for investment purposes as well as hedging purposes to the extent permitted by applicable law. Indexed securities may have return characteristics similar to direct investments in the underlying commodity or to one or more options on the underlying commodity. Indexed securities may be more volatile than the underlying commodity itself and present

Statement of Additional Information                                            9


many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security.

The Fund  may  invest  in  indexed  securities  to track  the  Sectors  at lower
transaction  costs  or  to  take  advantage  of  investment   opportunities  not
represented by the Sectors.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the outstanding votes of the shareholders of the Fund as determined in accordance with the Investment Company Act of 1940 (the "1940 Act").

THE FUND MAY NOT:

(1) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities related to the real estate business); physical commodities or contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or indexes of such securities or currencies, or any other financial instruments; purchasing and selling options on such futures contracts; and investing in securities or other instruments backed by physical commodities.

(4) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Directors and except those otherwise in accordance with the Fund's investment objective and policies.

(5)  Issue senior securities, except as permitted under the 1940 Act.

(6) Purchase any security if, as a result, 25% or more of the Fund's total assets will be invested in the securities of issuers having their principal business in the same industry, except that the Fund will invest more than 25% of its assets in securities of issuers in the natural resources industry. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

The Fund is also subject to the following restrictions that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval.

THE FUND MAY NOT:

(a) Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(b) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(c) Purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(d) Invest in securities that are not readily marketable or that are illiquid because they are subject to legal or contractual restrictions on resale

10                                                  American Century Investments


     (collectively, "illiquid securities") if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

(e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except for obligations issued or guaranteed by the U.S. government or its agencies.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether the Fund has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies and restrictions and with any instructions from the Board of Directors that may be issued from time to time. Within this framework, the Manager is responsible for making all determinations relating to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place with broker-dealers orders subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

The Fund's annual portfolio turnover rate is not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations. There was no portfolio turnover for the period from September 15, 1994 (commencement of operations), through December 31, 1994. The Fund`s portfolio turnover rate for the period ended December 31, 1995 was 39%.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

The Manager typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value

Statement of Additional Information                                           11


due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

The Fund's yield and total return may be quoted in advertising and sales literature. These figures, as well as the Fund's share prices, will vary. Past performance should not be considered an indication of future results.

Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the formula on the next page:

YIELD = 2 [(a - b + 1)6 - 1]
           ------
             cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's average annual total return for the one-year and life-of-fund periods ended June 30, 1996, are indicated in the following table.

                                                     Average Annual Total Return
--------------------------------------------------------------------------------
One Year                                                      14.57%
Since Inception*                                               9.86
--------------------------------------------------------------------------------
* The Fund commenced operations on September 15, 1994.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-

12                                                  American Century Investments


rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

Indexes may assume reinvestment of coupon interest or dividends, but, generally, they do not reflect administrative and management costs such as those incurred by a mutual fund.

Statistics may be used in advertising and sales literature to illustrate historical and projected demand for commodities owned or processed by companies in which the Fund invests. This may include illustrations such as a chart that shows historical and projected demand for multiple energy sources measured in barrels of oil equivalents, or "BOEs."

Occasionally  statistics  may be used to  illustrate  Fund  volatility  or risk.
Measures of volatility or risk generally are used to compare the Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than that of the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

The Fund's shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

The Manager may obtain Fund ratings from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

The Fund will be treated as a separate corporation for federal income tax purposes, and the Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal or state income taxes on its net investment income and net realized capital gains distributed to shareholders.

The Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must timely distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31st of the calendar year. Any distributions declared by the Fund in December and paid in January of the following year are taxable as if they were paid on December 31st.

The Fund's  transactions in foreign currencies,  forward contracts,  options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold at the Fund's fiscal year end), which may cause the Fund to recognize income without receiving sufficient cash for making distributions in amounts necessary to satisfy the 90% and

Statement of Additional Information                                           13


98% distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFIC"s). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may be subject to federal income tax. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such excess distributions or gains.

The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to that of a fund that did not invest in PFIC shares.

Earnings derived by the Fund from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a Fund, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

Some of the debt securities that may be acquired by the Fund may be treated in the same way as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent that it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund and at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

Generally, the Fund will be required to distribute dividends representing discounts on debt securities that are currently includable in income to shareholders, even if cash representing such income has not been received by the Fund. Cash to pay such divi-

14                                                  American Century Investments


dends may be obtained from proceeds of sales of securities held by the Fund.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar-year distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who is a nonresident alien individual or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from the Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from the Fund will not be treated as "effectively connected."

If the payments received from the Fund are effectively connected with a U.S. trade or business of the shareholder, all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

If the shareholder is not engaged in a U.S. trade or business, or the payments received from the Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital gain received. Non-U.S. shareholders not engaged in a U.S. trade or business or having no effectively connected income may also be subject to U.S. taxes at the rate of 30% (or a lower treaty rate) on additional distributions as a result of the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

Distributions of net realized long-term capital gains and any capital gains realized by non-U.S. shareholders upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other nonexempt non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. The Fund and its distributions may also be subject to state, local, or foreign taxes. Prospective investors may wish to consult a tax advisor to determine whether the Fund is a suitable investment relative to their tax situation.

Statement of Additional Information                                           15


ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation, formerly known as Benham Equity Funds, is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each series. Within each series, the Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation. American Century Global Natural Resources Fund, formerly known as Benham Global Natural Resources Index Fund, is described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.

Shares of each series have equal voting rights, provided that each series votes separately on matters affecting only that series. The number of votes you are entitled to is based upon the dollar value of your investment as of the record date for a shareholder meeting. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate or three votes for each of two candidates, etc.

CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri, 64106 serve as custodians of the Fund's assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Fund's independent auditors and provides services including (a) audit of annual financial statements and (b) preparation of annual federal income tax returns filed on behalf of the Fund.

DIRECTORS AND OFFICERS

Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Corporation, the Fund's investment advisor, Benham Management Corporation; the Fund's agent for transfer and administrative services, American Century Services Corporation (ACS); the Fund's distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

*JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at

16                                                  American Century Investments


Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES STOWERS III, Director (1995). Mr. Stowers III is the President, Chief Executive Officer and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992)

OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

*DOUGLAS A. PAUL,  Secretary (1988),  Vice President (1990), and General Counsel
(1990); Secretary and Vice President of the funds advised by the Manager.

*ROBERT J. LEACH, Controller (1996)

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

The table below summarizes the compensation that the Directors of the Fund received for the Fund's fiscal year ended December 31, 1995, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

As of July 31, 1996, the Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                     Aggregate   Pension or Retirement       Estimated        Total Compensation
     Name of       Compensation Benefits Accrued As Part  Annual Benefits     From Fund and Fund
     Director*    From The Fund     of Fund Expenses      Upon Retirement  Complex** Paid to Directors
------------------------------------------------------------------------------------------------------
Albert A. Eisenstat     $0          Not Applicable        Not Applicable              $0

Ronald J. Gilson      $716          Not Applicable        Not Applicable         $48,833

Myron S. Scholes    $1,234          Not Applicable        Not Applicable         $65,625

Kenneth E. Scott    $1,261          Not Applicable        Not Applicable         $65,125

Ezra Solomon        $1,235          Not Applicable        Not Applicable         $58,792

Isaac Stein         $1,260          Not Applicable        Not Applicable         $63,625

Jeanne D. Wohlers   $1,236          Not Applicable        Not Applicable         $67,375
------------------------------------------------------------------------------------------------------

*    Interested Directors receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.

Statement of Additional Information                                           17


INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with the Manager, dated June 1, 1995, that was approved by the Fund's shareholders on May 31, 1995.

The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year-to-year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote either of a majority of the Fund's Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. The Manager determines which securities will be purchased and sold by the Fund. It also assists the Corporation's officers in carrying out decisions made by the Board of Directors.

For these services, the Fund pays the Manager a monthly investment advisory fee equal to the sum of two components: (i) a group fee based on the Corporation's average daily net assets and (ii) an individual fund fee based on the Fund's average daily net assets. The group fee is derived from applying the Corporation's average daily net assets to the schedule in the next column:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.

The individual fund fee is derived from applying the Fund's average daily net assets to the following schedule of annualized rates:

     .05% of the first $500 million;
     .04% of the next $500 million; and
     .03% of the next $1 billion.

No investment advisory fees have been paid by the Fund to the Manager since the inception of the Fund in September 1994.

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, the Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                        Administrative Fee Rate
----------------------------------------------------------------------
up to $4.5 billion                            .11%
up to $6 billion                              .10
up to $9 billion                              .09
over  $9 billion                              .08
----------------------------------------------------------------------

For transfer agent services, the Fund pays ACS a monthly fee of $1.1875 for each shareholder account

18                                                  American Century Investments


maintained and $1.35 for each shareholder transaction executed during that month.

For the fiscal year ended December 31, 1995, the Fund paid $7049 for administrative services and $62,844 for transfer agent services. The fee paid for administrative services was reduced by a fee waiver of $14,030.

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Corporation; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

The Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limitation in effect at that time. The Manager has agreed under contract to limit the Fund's expenses to .75% of the Fund's average daily net assets until May 31, 1997. The expense limitation is subject to annual renewal. The Manager absorbed $93,050 of the Fund's expenses for the fiscal year ended December 31, 1995.

VOLUNTARY EXPENSE LIMITATION. As a supplement to the contractual expense guarantee rate, the Manager voluntarily agreed to absorb all of the Fund`s expenses through December 31, 1994. The Manager`s voluntary expense limitations are not eligible for recoupment (as described above with respect to the contractual expense limitation agreement).

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's or a series' best interest. As of July 31, 1996, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, was the omnibus record holder of 1,756,372.463 shares or 39.1% of the Fund's outstanding shares.

ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Fund has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the advisor by the SEC.

Statement of Additional Information                                           19


For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents

20                                                  American Century Investments

                                     NOTES

Statement of Additional Information                                           21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com



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                            [american century logo]
                                    American
                                  Century(sm)









                       STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             Revised January 1, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP


                                 Utilities Fund


                                 [front cover]


                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997


                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


This is the Statement of Additional Information for the American Century Utilities Fund. This statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated September 3, 1996, revised January 1, 1997. The Fund's annual report for the fiscal year ended December 31, 1995, and semiannual report for the period ended June 30, 1996, are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques..................2
Investment Restrictions.............................9
Risk Factors.......................................10
Portfolio Transactions.............................11
Valuation of Portfolio Securities..................11
Performance........................................12
Taxes..............................................13
About American Century Quantitative
   Equity Funds....................................14
Directors and Officers.............................15
Investment Advisory Services.......................16
Transfer and Administrative Services...............17
Distribution of Fund Shares........................17
Direct Fund Expenses...............................17
Expense Limitation Agreement.......................18
Additional Purchase and Redemption Information.....18
Other Information..................................18

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are backed by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

As an operating policy, the Fund will not commit greater than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of the Fund's total assets to be committed under when-issued or forward commitment agreements, the Benham Management Corporation (the "Manager") need not sell such commitments, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, the Fund will not enter into when-issued or forward commitment transactions with settlement dates exceeding 120 days.

CONVERTIBLE SECURITIES

The Fund may buy securities that are convertible into common stock shares of utility companies. Listed below is a brief description of the various types of convertible securities the Fund may buy.

CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and if the option to convert to common shares becomes more valuable.

CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity

2                                                   American Century Investments


date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security.

The Manager attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) who are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Fund's Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the Board of
     Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian;

(5) Investing no more than 15% of the Fund's net assets in repurchase agreements that mature in more than seven days; and

(6) Taking delivery of securities subject to a repurchase agreement and holding them in a segregated account at the Fund's custodian bank.

The Fund has received  permission  from the Securities  and Exchange  Commission
(SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

FOREIGN SECURITIES

Although the Fund may buy securities of foreign issuers in foreign markets, most of its foreign securities investments are made by purchasing American Depositary Receipts ("ADR"s), "ordinary shares," or "New York shares." The Fund may invest in foreign-currency-denominated debt or equity securities of companies engaged in the utilities industry if the Manager believes that such investments will be advantageous to the Fund.

ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the U.S. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

Many  foreign  countries  lack  uniform  accounting  and  disclosure   standards
comparable to those that

Statement of Additional Information                                            3


apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad carries political and economic risks distinct from those associated with investing in the U.S. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

To offset the currency risks associated with investing in securities of foreign issuers, the Fund may hold foreign currency deposits and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Currencies may be exchanged on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the advisor can protect the Fund against losses resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. However, it should be noted that using forward contracts to protect the Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value were to increase.

Foreign exchange dealers do not charge fees for currency conversions. Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

The Manager uses forward contracts for currency hedging purposes only and not for speculative purposes. The Fund is not required to enter into forward contracts with regard to its foreign holdings and will not do so unless this procedure is deemed appropriate by the Manager.

The Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

DEPOSITARY RECEIPTS

American Depositary Receipts and European Depositary Receipts ("EDR"s) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRS are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

4                                                   American Century Investments

RESTRICTED SECURITIES

Restricted securities held by the Fund generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned or if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Directors:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling. The loan must not reduce the risk of loss or opportunity for gain in the securities loaned.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1) above. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 331/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Directors that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with whom portfolio lending arrangements are proposed or made.

SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES

The Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the advisor anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and

Statement of Additional Information                                            5


amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Fund will not utilize futures contracts for speculative purposes.

Although techniques other than trading futures contracts can be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase,

6                                                   American Century Investments


rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices were to rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices were to remain the same over time, it would be likely that the writer would also profit by being able to close out the option at a lower price. If security prices were to fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, because these options generally can be closed out only by negotiation with the other party to the option.

OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Statement of Additional Information                                            7



CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with issuers, maturities, or other characteristics different from those of the securities in which it typically invests for example, it may hedge intermediate-term securities with a futures contract based on an index of long-term bond prices or hedge stock holdings with futures contracts on a broad-based stock index such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500) which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments are well correlated with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price increases or decreases more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under these circumstances, the Fund's access to assets held to cover its future and options positions also could be impaired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association which regulates trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the extent to which the Fund can commit assets to initial margin deposits and options premiums.

The Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, the Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are

8                                                   American Century Investments


included in this 30% calculation, which may limit the Fund's investments in such instruments.

FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and options values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a German mark-denominated security from a decline in the German mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments over time.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the outstanding votes of the shareholders of the Fund as determined in accordance with the Investment Company Act of 1940 (the "1940 Act").

THE FUND MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(3) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

(4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from investing in securities or other instruments backed by real estate or the securities of companies engaged in the real estate business).

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(7) Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, provided that this restriction does not apply to purchases of debt securities or to repurchase agreements.

The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

Statement of Additional Information                                            9

THE FUND MAY NOT:

(a) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(c) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(d) Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid or purchase or retain securities issued by other open-end investment companies. These restrictions do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(e) Purchase securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be
     invested  in  the  securities  of  business   enterprises  that,  including
     predecessors, have a record of less than three years of continuous operation.

(f) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(g) Invest in oil, gas, or other mineral exploration or development programs or leases.

(h) Purchase the securities of any issuer if those officers and Directors of the Fund and those officers and Directors of the Manager who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

(i) Invest in securities of real estate investment trusts that are not readily marketable or invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

(j) Purchase any security when borrowings representing more than 5% of its total assets are outstanding.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

RISK FACTORS

Because the Fund concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

REGULATORY RISKS. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they may also restrict a company's access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

NATURAL RESOURCE RISKS. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration

10                                                  American Century Investments


projects, or tax and other regulatory policies of various governments.

ENVIRONMENTAL RISKS. There are considerable costs associated with environmental compliance, nuclear waste cleanup, and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat, and air conditioning), which, in turn, affects utility revenues.

TECHNOLOGY AND COMPETITIVE RISKS. The introduction and phase-in of new technologies can affect a utility company's competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.

The increasing role of independent power producers ("IPP"s) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

INTEREST RATE RISKS. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions from the Board of Directors that may be issued from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and otherwise will place orders with broker-dealers subject to and in accordance with any instructions from the Board of Directors. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

The Fund's annual portfolio turnover rate is not expected to exceed 150%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

The portfolio turnover rates for the Fund are listed in the table below.

Fiscal Year                   Portfolio Turnover Rate
--------------------------------------------------------
1995                                           68.17%
1994                                           61.42%
--------------------------------------------------------

For the fiscal years ended December 31, 1995, December 31, 1994, and December 31, 1993, the Fund paid brokerage commissions of $205,544, $180,145 and $266,365, respectively.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange"), usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

The Manager typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. Securities are priced at market value, depending upon the market or exchange on which they trade. Price quotations for

Statement of Additional Information                                           11


exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. These figures, as well as the Fund's share price, will vary. Past performance should not be considered an indication of future results.

Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
           ------
              cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended June 30, 1996, the Fund's yield was 4.11%.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Average annual total returns for periods of less than one year are calculated by determining the Fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because the Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. The

12                                                  American Century Investments


Fund's average annual total return for the one-year and life-of-fund periods ended June 30, 1996 was 20.91% and 8.53%, respectively. The Fund commenced operations on March 1, 1993. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to: U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

Occasionally, statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve a desired performance.

The Fund's shares are sold without a sales charge (a "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

The Manager may obtain ratings on the safety of Fund shares from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal or state income taxes on its net investment income and net realized capital gains distributed to shareholders.

Distributions from the Fund are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. To the extent that the Fund's dividends consist of dividend income from domestic

Statement of Additional Information                                           13


corporations,   such  dividends  may  be  eligible  for  the  dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

As of December 31, 1995, the Fund had a capital loss carryover of $7,035,543 that will expire on December 31, 2002 and $4,356,683 that will expire on December 31, 2003. No capital gain distributions will be made by the Fund until its capital loss carryovers have been offset or have expired.

Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term, depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the U.S. may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Fund's distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether the Fund is a suitable investment based on the investor's tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

American Century Quantitative Equity Funds (the "Corporation") was organized as a California corporation on December 31, 1987. The Corporation was formerly known as the Benham Equity Funds. The Corporation is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each such series. Within each series, the Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation. American Century Utilities Fund (formerly know as Benham Utilities Income Fund) is described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to related liabilities.

Shares of each series have equal voting rights, provided that each series votes separately on matters that pertain to it exclusively. Each shareholder is entitled to vote based on the total dollar interest in the Fund as of the record date for a shareholder meeting. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, three votes for each of two candidates, etc.

CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Fund's assets. Services provided by the custodian bank include
(a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

14                                                  American Century Investments

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Fund's independent auditors and provides services including (a) audit of annual financial statements and (b) preparation of annual federal income tax returns filed on behalf of the Fund.

DIRECTORS AND OFFICERS

Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Fund; the Fund's investment advisor, Benham Management Corporation; the Fund's agent for transfer and administrative services, American Century Services Corporation (ACS); the Fund's distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

*JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES STOWERS III, Director (1995). Mr. Stowers III is the President, Chief Executive Officer and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

Statement of Additional Information                                           15


OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

*DOUGLAS A. PAUL,  Secretary (1988),  Vice President (1990), and General Counsel
(1990); Secretary and Vice President of the funds advised by the Manager.

*MERLE MAY, Controller (1996).

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

As of July 31, 1996, the Fund's Directors and officers as a group owned less than 1% of the Fund's outstanding shares.

The table at the bottom of this page summarizes the compensation that the Directors of the Fund received for the Fund's fiscal year ended December 31, 1995, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with the Manager, dated June 1, 1995, that was approved by the Fund's shareholders on May 31, 1995.

The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year-to-year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote of a majority of the Fund's Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The Manager determines which securities will be purchased and sold by the Fund. It also assists the Fund's officers in carrying out decisions made by the Board of Directors.


DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                           Aggregate      Pension or Retirement        Estimated            Total Compensation
     Name of             Compensation    Benefits Accrued As Part   Annual Benefits         From Fund and Fund
     Director*          From The Fund        of Fund Expenses       Upon Retirement     Complex** Paid to Directors
----------------------------------------------------------------------------------------------------------------------

Albert A. Eisenstat             $0            Not Applicable        Not Applicable                     $0
Ronald J. Gilson              $801            Not Applicable        Not Applicable                $48,833
Myron S. Scholes            $1,452            Not Applicable        Not Applicable                $65,625
Kenneth E. Scott            $1,394            Not Applicable        Not Applicable                $65,125
Ezra Solomon                $1,465            Not Applicable        Not Applicable                $58,792
Isaac Stein                 $1,402            Not Applicable        Not Applicable                $63,625
Jeanne D. Wohlers           $1,469            Not Applicable        Not Applicable                $67,375

*    Interested Directors receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.

16                                                  American Century Investments


For these services, the Fund pays the Manager a monthly investment advisory fee based on the dollar amount derived from applying the Corporation's average daily net assets to the following investment advisory fee rate schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.

For the fiscal years ending December 31, 1995, and December 31, 1994, the Fund paid $540,339 and $415,129, respectively, in investment advisory fees net of the fee waiver to the Manager. The Funds paid no investment advisory fees to the Manager for the fiscal period March 1, 1993 (commencement of operations), through December 31, 1993.

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, the Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets             Administrative Fee Rate
---------------------------------------------------
up to $4.5 billion                 .11%
up to $6 billion                   .10
up to $9 billion                   .09
over $9 billion                    .08
---------------------------------------------------

For transfer agent services, the Fund pays ACS monthly fees of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by the Fund for the fiscal years ended December 31, 1995, 1994 and 1993 are indicated in the following tables. Fee amounts are net of expense limitations as described under the section titled "Expense Limitation Agreement."

Fiscal Period              Administrative Fees
---------------------------------------------------
1995                       $170,950
1994                       $163,339
1993*                      $113,358
---------------------------------------------------

Fiscal Period              Transfer Agent Fees
---------------------------------------------------
1995                       $414,319
1994                       $447,668
1993*                      $184,307
---------------------------------------------------

*For the fiscal period March 1, 1993 (commencement of operations), through December 31, 1993.

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Corporation; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to

Statement of Additional Information                                           17


shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

The Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limitation in effect at that time. The Manager has agreed to limit the Fund expenses to .75% of the Fund's average daily net assets until May 31, 1997. The expense limitation is subject to annual renewal.

For the fiscal years ended 1995 and 1994, the Manager reimbursed $8,882 and $112,324 respectively, of the Fund's expenses. For the fiscal period March 1, 1993 (commencement of operations), through December 31, 1993, the Manager reimbursed $515,240 of the Fund's expenses.

VOLUNTARY EXPENSE LIMITATION. The Manager voluntarily agreed to absorb all the Fund's expenses through May 31, 1993. On June 1, 1993, the Fund began absorbing expenses equal to .15% of average daily net assets. This expense cap was raised by .15% of average daily net assets as of the first day of each subsequent month until the .75% contractual cap was reached on October 1, 1993. The Manager's voluntary expense limitations are not eligible for recoupment (as described above with respect to the expense limitation agreement).

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's or a series' best interest. As of July 31, 1996, Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104, was the omnibus record holder of 2,108,868.410 shares or 15.0% of the Fund's total outstanding shares.

ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, TCS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Corporation has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. These registrations do not imply approval or supervision of the Corporation or the advisor by the SEC.

For further information, refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

18                                                  American Century Investments

                                      NOTES

Statement of Additional Information                                   Notes   19

                                      NOTES

20                                                  American Century Investments

                                      NOTES

Statement of Additional Information                                   Notes   21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962
Internet: www.americancentury.com


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